UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2018

ON THE MOVE SYSTEMS CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-168530	27-2343603
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

701 N. Green Valley Parkway, Suite 200 Henderson, NV	89074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 702-990-3271

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 4.01. CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

On February 19, 2018 the Board of Directors of On the Move Systems Corp., a Nevada corporation (the “Company”), approved and ratified the engagement of GBH CPAs, PC (“GBH”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ended February 28, 2018, effective immediately, and dismissed Friedman, LLP (“FRIEDMAN”) as the Company’s independent registered public accounting firm.

The Company has not completed its financial statements and has not filed its Quarterly Report on Form 10-Q for the quarter ended August 31, 2017 and for the quarter ended November 30, 2017.

From September 25, 2017 to February 19, 2018, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and FRIEDMAN on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

The Company provided FRIEDMAN with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that FRIEDMAN furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of FRIEDMAN’s letter dated February 27, 2018, is filed as Exhibit 16.1 hereto.

From September 25, 2017 through February 19, 2018, neither the Company nor anyone acting on its behalf has consulted with GBH regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report or oral advice was provided to the Company that GBH concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

16.1	Letter of Friedman LLP, dated February 27, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 27, 2018	On the Move Systems Corp.

By: /s/ Garett Parsons
Garett Parsons
Chief Executive Officer